UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

OURNETT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	005-88417	46-3545939
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

122 East 42nd Street New York, New York 10168
(Address of principal executive offices)

(212) 986-1544
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Prepared By:

Sunny J. Barkats, Esq.

JSBarkats, PLLC

18 East 41st Street, 14th Floor

New York, NY 10017

P: (646) 502-7001

F: (646) 607-5544

www.JSBarkats.com

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 25, 2015, Alfonso Lloret resigned as Director of the Registrant and the Board of Directors accepted the resignation. Mr. Lloret resigned without cause.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OURNETT HOLDINGS, INC.

Date: July 1, 2015	By:	/s/ Fernando Koatz
Name: Fernando Koatz
Title: President and Chief Financial Officer